As filed with the Securities and Exchange Commission on February 19, 2008

Registration Nos. 333-134937, 333-134937-01, 333-134937-02 and 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 3

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

KEYCORP	KEYCORP CAPITAL VIII
KEYCORP CAPITAL IX
KEYCORP CAPITAL X
KEYCORP CAPITAL XI
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Ohio	Delaware
(State or Other Jurisdiction of Incorporation or Organization)	(State or Other Jurisdiction of Incorporation or Organization)

34-6542451	14-6270293
20-7143490
26-6230936
26-6237588
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

127 Public Square Cleveland, Ohio 44114-1306 (216) 689-6300	c/o KeyCorp 127 Public Square Cleveland, Ohio 44114-1306 (216) 689-6300
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)	(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Daniel R. Stolzer, Esq.

Vice President and Deputy General Counsel

KeyCorp

127 Public Square

Cleveland, Ohio 44114-1306

(216) 689-6300

(Name, Address, Including Zip Code, and Telephone Number,

Including Area Code, of Agent for Service)

with a copy to:

James J. Barresi, Esq.	Daniel G. Berick, Esq.
Squire, Sanders & Dempsey L.L.P.	Squire, Sanders & Dempsey L.L.P.
221 East Fourth Street, Suite 2900	4900 Key Tower
Cincinnati, Ohio 45202-4095	127 Public Square
(513) 361-1200	Cleveland, Ohio 44114-1304
(216) 479-8500

Approximate date of commencement of proposed sale to the public: from time to time after the Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
Junior Subordinated Debt Securities of KeyCorp	(1)(2)(3)	(1)	(1)	(6)
Share Purchase Contracts of KeyCorp	(1)(2)	(1)	(1)	(6)
Preferred Shares of KeyCorp	(1)(2)	(1)	(1)	(6)
Depositary Shares of KeyCorp	(1)(2)(4)	(1)	(1)	(6)
Units of KeyCorp	(1)(2)	(1)	(1)	(6)
Trust Preferred Securities of KeyCorp Capital VIII	(1)(2)	(1)	(1)	(6)
Trust Preferred Securities of KeyCorp Capital IX	(1)(2)	(1)	(1)	(6)
Trust Preferred Securities of KeyCorp Capital X	(1)(2)	(1)	(1)	(6)
Trust Preferred Securities of KeyCorp Capital XI	(1)(2)	(1)	(1)	(6)
Guarantees of KeyCorp with respect to the Trust Preferred Securities	(1)(2)(5)	(1)	(1)	(6)
Total

(1)	An unspecified aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares.

(2)	This Registration Statement also serves to register such indeterminate amount of securities that are to be offered and sold in connection with market-making activities of affiliates of the registrant, including KeyBanc Capital Markets Inc.
(3)	This Registration Statement also serves to register an indeterminate principal amount of junior subordinated debt securities of KeyCorp as may be sold from time to time at indeterminate prices. Junior subordinated debt securities may be issued and sold to KeyCorp Capital VIII, KeyCorp Capital IX, KeyCorp Capital X or KeyCorp Capital XI, in which event such junior subordinated debt securities may later be distributed to the holders of the Trust Preferred Securities upon dissolution of KeyCorp Capital VIII, KeyCorp Capital IX, KeyCorp Capital X or KeyCorp Capital XI and the distribution of the assets thereof.
(4)	Such indeterminate number of depositary shares to be evidenced by depositary receipts issued pursuant to a deposit agreement. In the event the registrant elects to offer to the public whole or fractional interests in shares of the preferred stock registered hereunder, depositary receipts will be distributed to those persons purchasing such interests and such shares will be issued to the depositary under the deposit agreement.
(5)	KeyCorp is also registering pursuant to this Registration Statement guarantees and other obligations that it may have with respect to Trust Preferred Securities issued by KeyCorp Capital VIII, KeyCorp Capital IX, KeyCorp Capital X or KeyCorp Capital XI. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate consideration will be received for any such guarantee or any other such obligations.
(6)	In accordance with Rules 456(b) and 457(r), the Registrants are deferring payment of all of the registration fee. In connection with the securities offered by hereby, the Registrants will pay “pay-as-you-go registration fees” in accordance with Rule 456(b).

Explanatory Note

This Post-Effective Amendment No. 3 to the Registration Statement (File Nos. 333-134937, 333-134937-01 and 333-134937-02) is being filed by KeyCorp, KeyCorp Capital VIII, KeyCorp Capital IX, KeyCorp Capital X and KeyCorp Capital XI for the purpose of (i) adding KeyCorp Capital X and KeyCorp Capital XI, statutory trusts formed under the laws of the State of Delaware (collectively, the “Trusts”), as issuers and co-registrants to the Registration Statement hereunder, (ii) adding additional classes of securities of the Trusts to the Registration Statement as described in the accompanying prospectus, (iii) updating the information in Part II with respect to the addition of the Trusts and the additional class of securities referenced herein, and (iv) filing additional exhibits to the Registration Statement. This Post-Effective Amendment No. 3 shall become effective immediately upon filing with the Securities and Exchange Commission.

127 Public Square

Cleveland, Ohio 44114-1306

(216) 689-6300

KEYCORP

Junior Subordinated Debt Securities

Share Purchase Contracts

Preferred Shares

Depositary Shares

KEYCORP CAPITAL VIII

KEYCORP CAPITAL IX

KEYCORP CAPITAL X

KEYCORP CAPITAL XI

Trust Preferred Securities

Guaranteed on a subordinated basis by KeyCorp

We will provide the specific terms of these securities in supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in the securities described in the applicable prospectus supplement. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement and a pricing supplement, if any.

Our common stock is traded on the New York Stock Exchange under the symbol “KEY.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense in the United States.

These securities are unsecured and will not be savings accounts, deposits or other obligations of any of our bank or nonbank subsidiaries and are not insured by the Federal Deposit Insurance Corporation, the Deposit Insurance Fund, the Savings Association Insurance Fund, the Bank Insurance Fund or any other governmental agency.

This prospectus is dated February 19, 2008.

Prospectus

WHERE YOU CAN FIND MORE INFORMATION	1
CONSOLIDATED EARNINGS RATIOS	1
VALIDITY OF SECURITIES	2
EXPERTS	2

i

The words “we,” “our,” “ours” and “us” as used in this prospectus refer to KeyCorp and its subsidiaries, unless otherwise stated.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20002. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, our SEC filings are available to the public at the SEC’s Internet site at http://www.sec.gov and through the New York Stock Exchange Inc., 20 Broad Street, New York, New York 10005.

In this prospectus, as permitted by law, we “incorporate by reference” information from other documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later.

We incorporate by reference the documents listed below and any documents we file with the SEC in the future under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until we or any underwriters sell all of the securities

•	Annual Report on Form 10-K for the year ended December 31, 2006;

•	Quarterly Report on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007; and

•

Current Reports on Form 8-K filed on January 19, 2007, February 20, 2007, February 22, 2007, March 12, 2007, April 17, 2007, June 27, 2007, July 17, 2007, July 27, 2007, September 26, 2007, October 16, 2007, November 16, 2007, November 27, 2007 and January 22, 2008 (two reports).

Information furnished under Item 2.02 or 7.01 of our Current Reports on Form 8-K is not incorporated by reference.

You may request a copy of any of these filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing to or telephoning us at the following address:

KeyCorp

127 Public Square

Cleveland, Ohio 44114-1306

Attention: Investor Relations

(216) 689-6300

The trusts have no separate financial statements. Any such statements would not be material to the holders of trust preferred securities because the trusts have no independent operations.

CONSOLIDATED EARNINGS RATIOS

The following table shows our consolidated ratios of earnings to fixed charges and preferred stock dividends for each of the years in the five-year period ended December 31, 2006, and for each of the nine-month periods ended September 30, 2007 and 2006.

1

For the purpose of calculating the ratio of earnings to fixed charges and preferred stock dividends, we divided consolidated income, before income taxes and the cumulative effect of accounting changes, plus fixed charges by fixed charges. Fixed charges consist of:

•	consolidated interest expense, excluding or including interest on deposits, as the case may be; and

•	that portion of rental expense that is deemed representative of the interest factor, net of income from subleases.

	Nine Months Ended September 30,		Years Ended December 31,
	2007	2006	2006	2005	2004	2003	2002
Ratios of earnings to fixed charges
Excluding deposit interest	2.60x	2.64x	2.61x	2.93x	3.64x	3.42x	2.99x
Including deposit interest	1.59x	1.65x	1.63x	1.86x	2.15x	2.00x	1.83x
Ratios of earnings to combined fixed charges and preferred stock dividends
Excluding deposit interest	2.60x	2.64x	2.61x	2.93x	3.64x	3.42x	2.99x
Including deposit interest	1.59x	1.65x	1.63x	1.86x	2.15x	2.00x	1.83x

VALIDITY OF SECURITIES

The validity of the securities offered hereby, other than any trust preferred securities, will be passed upon for us, as will be indicated in the applicable prospectus supplement, by either our General Counsel or a Deputy General Counsel or by Squire, Sanders & Dempsey L.L.P., Cleveland, Ohio. Richards, Layton & Finger P.A., Wilmington, Delaware, special Delaware counsel, will pass upon certain matters of Delaware law relating to the validity of any trust preferred securities.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006, and management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2006, as set forth in their reports, which are incorporated by reference in this prospectus and elsewhere in the registration statement. Our consolidated financial statements and our management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2006, are incorporated by reference in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited condensed consolidated interim financial information of KeyCorp for the three-month periods ended March 31, 2007 and 2006, the three- and six-month periods ended June 30, 2007 and 2006, and the three- and nine-month periods ended September 30, 2007 and 2006 incorporated by reference in this prospectus, Ernst & Young LLP has reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, Ernst & Young LLP’s separate reports dated May 4, 2007, August 7, 2007 and November 7, 2007, included in our quarterly report on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, and incorporated by reference, state that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Ernst & Young LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by Ernst & Young LLP within the meaning of Sections 7 and 11 of the Securities Act of 1933.

2

KEYCORP

Junior Subordinated Debt Securities

Share Purchase Contracts

Preferred Shares

Depositary Shares

KEYCORP CAPITAL VIII

KEYCORP CAPITAL IX

KEYCORP CAPITAL X

KEYCORP CAPITAL XI

Trust Preferred Securities

Guaranteed on a subordinated basis by KeyCorp

PROSPECTUS

February 19, 2008

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following is an itemized statement of the estimated fees and expenses in connection with the issuance and distribution of the securities registered hereby.

Registration Statement filing fees	$		(1)
Listing fees and expenses		25,000
Blue Sky fees and expenses		10,000
Printing and engraving expenses		75,000
Trustees’, Registrar and Transfer Agents’, and Depositaries’ fees and expenses		12,500
Attorneys’ fees and expenses		175,000
Accounting fees and expenses		50,000
Rating agency fees		100,000
Miscellaneous		125,000

Total		$572,500	(1)

(1)	To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under this Registration Statement pursuant to Rule 457(r).

Item 15.	Indemnification of Directors and Officers.

Under Ohio law, Ohio corporations are authorized to indemnify directors, officers, employees, and agents within prescribed limits and must indemnify them under certain circumstances. Ohio law does not provide statutory authorization for a corporation to indemnify directors, officers, employees, and agents for settlements, fines, or judgments in the context of derivative suits. However, it provides that directors (but not officers, employees, and agents) are entitled to mandatory advancement of expenses, including attorneys’ fees, incurred in defending any action, including derivative actions, brought against the director, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that his act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard to the corporation’s best interests.

Ohio law does not authorize payment of judgments to a director, officer, employee, or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if a director, officer, employee, or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary except as otherwise provided by a corporation’s articles, code of regulations, or by contract except with respect to the advancement of expenses of directors.

Under Ohio law, a director is not liable for monetary damages unless it is proved by clear and convincing evidence that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers, employees, or agents of a corporation. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, procure insurance for such persons.

The KeyCorp Regulations provide that KeyCorp shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit, or proceeding by reason of the fact that such person is or was a director, officer, or employee of KeyCorp or of any other bank, corporation, partnership, trust, or other enterprise for which such person was serving as a director, officer, or employee at the request of KeyCorp.

Under the terms of KeyCorp’s directors’ and officers’ liability and company reimbursement insurance policy, directors and officers of KeyCorp are insured against certain liabilities, including liabilities arising under the Securities Act.

KeyCorp is a party to an employment agreement with Henry L. Meyer III and to Change of Control Agreements with certain other executive officers (including Messrs. Stevens and Weeden and Ms. Mooney) pursuant to which KeyCorp has agreed to indemnify Mr. Meyer at any time and, upon a change of control, all executive officers that are parties to such Change of Control Agreements, to the full extent permitted or authorized by Ohio law, if the officer is made or threatened to be made a party to any action, suit, or proceeding by reason of the officer’s serving as agent, employee, officer, or director of KeyCorp and/or any of its subsidiaries, and KeyCorp has agreed to advance expenses incurred by the officer in defending any such action, suit, or proceeding.

Under each Amended and Restated Trust Agreement, KeyCorp will agree to indemnify each of the trustees of the trust and any predecessor trustees, and to hold such trustees harmless, against any loss, damage, claims, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance of administration of such trust agreement, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of their powers or duties under any applicable Trust Agreement or Amended and Restated Trust Agreement, forms of which are exhibits to this Registration Statement.

Item 16.	Exhibits.

Exhibit No.	Exhibit

*1(a)	Form of Underwriting Agreement relating to share purchase contracts, preferred shares, depositary shares and units of KeyCorp.

*1(b)	Form of Underwriting Agreement relating to Trust Preferred Securities.

4(a)	Amended and Restated Articles of Incorporation of KeyCorp (Incorporated by reference to Exhibit 3 to Form 10-Q filed on November 13, 1998).

4(b)	Amended and Restated Code of Regulations of KeyCorp (Incorporated by reference to Exhibit 3.1 to Form 10-Q filed August 8, 2007).

4(c)	Junior Subordinated Indenture, dated as of December 4, 1996, between KeyCorp and Bankers Trust Company, as trustee (Incorporated by reference to Exhibit 4(a) to KeyCorp’s Registration Statement on Form S-4, Commission Nos. 333-19151 and 333-19151-01, as filed with the Commission on January 28, 1997).

4(d)	Form of First Supplemental Indenture to Junior Subordinated Indenture, between KeyCorp and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4(b) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

*4(e)	Form of Junior Subordinated Debt Security.

4(f)	Certificate of Trust of KeyCorp Capital VIII (Incorporated by reference to Exhibit 4(e) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(g)	Trust Agreement of KeyCorp Capital VIII (Incorporated herein by reference to Exhibit 4(f) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(h)	Form of Amended and Restated Trust Agreement for KeyCorp Capital VIII (Incorporated by reference to Exhibit 4(h) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(i)	Form of Agreement as to Expenses and Liabilities for KeyCorp Capital VIII (Included as Exhibit D to Exhibit 4(h) above).

4(j)	Form of Capital Security Certificate for KeyCorp Capital VIII (Included as Exhibit E to Exhibit 4(h) above).

4(k)	Form of Guarantee Agreement for KeyCorp Capital VIII (Incorporated herein by reference to Exhibit 4(l) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(l)	Form of Deposit Agreement (Incorporated by reference to Exhibit 4(i) of KeyCorp’s Registration Statement on Form S-3, Commission No. 33-58405, filed with the Commission on April 3, 1995).

4(m)	Form of Depositary Receipt (Incorporated by reference to Exhibit 4(j) of KeyCorp’s Registration Statement on Form S-3, Commission No. 33-58405, filed with the Commission on April 3, 1995).

*4(n)	Form of Share Purchase Contract.

*4(o)	Form of Unit Agreement, including form of Unit Certificate.

**4(p)	Certificate of Trust of KeyCorp Capital IX.

**4(q)	Trust Agreement of KeyCorp Capital IX.

**4(r)	Form of Amended and Restated Trust Agreement for KeyCorp Capital IX.

4(s)	Form of Capital Security Certificate for KeyCorp Capital IX (included as Exhibit D to Exhibit 4(r) above).

**4(t)	Form of Guarantee Agreement for KeyCorp Capital IX.

***4(u)	Certificate of Trust of KeyCorp Capital X.

***4(v)	Trust Agreement of KeyCorp Capital X.

***4(w)	Form of Amended and Restated Trust Agreement of KeyCorp Capital X.

4(x)	Form of Capital Security Certificate for KeyCorp Capital X (included as Exhibit D to Exhibit 4(w) above).

***4(y)	Form of Guarantee Agreement for KeyCorp Capital X.

***4(z)	Certificate of Trust of KeyCorp Capital XI.

***4(aa)	Trust Agreement of KeyCorp Capital XI.

***4(bb)	Form of Amended and Restated Trust Agreement of KeyCorp Capital XI.

4(cc)	Form of Capital Security Certificate for KeyCorp Capital XI (included as Exhibit D to Exhibit 4(bb) above.

***4(dd)	Form of Guarantee Agreement for KeyCorp Capital XI.

**5(a)	Opinion of Daniel R. Stolzer, Esq. as to the validity of the securities with respect to KeyCorp.

**5(b)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital VIII.

**5(c)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital IX.

***5(d)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital X.

***5(e)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital XI.

*8(a)	Opinion of Squire, Sanders & Dempsey L.L.P. as to certain tax matters.

***15(a)	Acknowledgement of Ernst & Young LLP.

***23(a)	Consent of Ernst & Young LLP.

**23(b)	Consent of Daniel R. Stolzer, Esq. (Included in Exhibit (5)(a)).

23(c)	Consent of Richards, Layton & Finger, P.A. (Included in Exhibits (5)(b), (c), (d) and (e)).

*23(d)	Consent of Squire, Sanders & Dempsey L.L.P. (Included in Exhibit (8)(a)).

**24(a)	Powers of Attorney.

**25(a)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Junior Subordinated Indenture.

**25(b)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital VIII.

**25(c)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of KeyCorp Capital VIII.

**25(d)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital IX.

**25(e)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of KeyCorp Capital IX.

***25(f)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital X.

***25(g)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of Key Corp Capital X.

***25(h)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital XI.

***25(i)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of Key Corp Capital XI.

*	To be filed, if necessary, by a post-effective amendment to this registration statement or incorporated by reference to a Current Report on Form 8-K in connection with an offering of securities.
**	Previously filed with this Form S-3.
***	Filed herewith.

Item 17.	Undertakings.

Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933 (the “Securities Act”), each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each registrant pursuant to the provisions described under Item 15 above, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by each registrant of expenses incurred or paid by a director, officer or controlling person of each registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each of the undersigned registrants hereby also undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by a registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for purposes of determining any liability under the Securities Act to any purchaser:

(i)	Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of the registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the Registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned Registrant undertakes that in a primary offering of securities of such undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of such undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned Registrant or used or referred to by such undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about such undersigned Registrant or its securities provided by or on behalf of such undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by such undersigned Registrant to the purchaser.

(6)	To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, KeyCorp certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 19th day of February, 2008.

KEYCORP

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated below and as of the date indicated above.

Signature	Capacity

*	Chairman, President, Chief Executive Officer, (Principal Executive Officer) and Director
Henry L. Meyer III

*	Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Jeffrey B. Weeden

*	Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)
Robert L. Morris

*	Director
Ralph Alvarez

*	Director
William G. Bares

*	Director
Alexander M. Cutler

*	Director
Charles R. Hogan

*	Director
Lauralee E. Martin

*	Director
Eduardo R. Menascé

*	Director
Bill R. Sanford

*	Director
Thomas C. Stevens

*	Director
Peter G. Ten Eyck, II

* By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer, Attorney-in-Fact

February 19, 2008

Pursuant to the requirements of the Securities Act of 1933, as amended, KeyCorp Capital VIII certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, as of this 19th day of February, 2008.

KEYCORP CAPITAL VIII

By:	KeyCorp, as Depositor

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, KeyCorp Capital IX certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, as of this 19th day of February, 2008.

KEYCORP CAPITAL IX

By:	KeyCorp, as Depositor

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, KeyCorp Capital X certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, as of this 19th day of February, 2008.

KEYCORP CAPITAL X

By:	KeyCorp, as Depositor

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, KeyCorp Capital XI certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, as of this 19th day of February, 2008.

KEYCORP CAPITAL XI

By:	KeyCorp, as Depositor

By:	/s/ Daniel R. Stolzer
Name:	Daniel R. Stolzer
Title:	Vice President and Deputy General Counsel

Index to Exhibits

Exhibit No.	Exhibit
*1(a)	Form of Underwriting Agreement relating to share purchase contracts, preferred shares, depositary shares and units of KeyCorp.

*1(b)	Form of Underwriting Agreement relating to Trust Preferred Securities.

4(a)	Amended and Restated Articles of Incorporation of KeyCorp (Incorporated by reference to Exhibit 3 to Form 10-Q filed on November 13, 1998).

4(b)	Amended and Restated Code of Regulations of KeyCorp (Incorporated by reference to Exhibit 3.1 to Form 10-Q filed August 8, 2007).

4(c)	Junior Subordinated Indenture, dated as of December 4, 1996, between KeyCorp and Bankers Trust Company, as trustee (Incorporated by reference to Exhibit 4(a) to KeyCorp’s Registration Statement on Form S-4, Commission Nos. 333-19151 and 333-19151-01, as filed with the Commission on January 28, 1997).

4(d)	Form of First Supplemental Indenture to Junior Subordinated Indenture, between KeyCorp and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4(b) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

*4(e)	Form of Junior Subordinated Debt Security.

4(f)	Certificate of Trust of KeyCorp Capital VIII (Incorporated by reference to Exhibit 4(e) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(g)	Trust Agreement of KeyCorp Capital VIII (Incorporated herein by reference to Exhibit 4(f) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(h)	Form of Amended and Restated Trust Agreement for KeyCorp Capital VIII (Incorporated by reference to Exhibit 4(h) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(i)	Form of Agreement as to Expenses and Liabilities for KeyCorp Capital VIII (Included as Exhibit D to Exhibit 4(h) above).

4(j)	Form of Capital Security Certificate for KeyCorp Capital VIII (Included as Exhibit E to Exhibit 4(h) above).

4(k)	Form of Guarantee Agreement for KeyCorp Capital VIII (Incorporated herein by reference to Exhibit 4(l) to KeyCorp’s Registration Statement on Form S-3, Commission Nos. 333-124023, 333-124023-01 and 333-124023-02, as filed with the Commission on April 12, 2005).

4(l)	Form of Deposit Agreement (Incorporated by reference to Exhibit 4(i) of KeyCorp’s Registration Statement on Form S-3, Commission No. 33-58405, filed with the Commission on April 3, 1995).

4(m)	Form of Depositary Receipt (Incorporated by reference to Exhibit 4(j) of KeyCorp’s Registration Statement on Form S-3, Commission No. 33-58405, filed with the Commission on April 3, 1995).

*4(n)	Form of Share Purchase Contract.

*4(o)	Form of Unit Agreement, including form of Unit Certificate.

**4(p)	Certificate of Trust of KeyCorp Capital IX.

**4(q)	Trust Agreement of KeyCorp Capital IX.

**4(r)	Form of Amended and Restated Trust Agreement for KeyCorp Capital IX.

4(s)	Form of Capital Security Certificate for KeyCorp Capital IX (included as Exhibit D to Exhibit 4(r) above).

**4(t)	Form of Guarantee Agreement for KeyCorp Capital IX.

***4(u)	Certificate of Trust of KeyCorp Capital X.

***4(v)	Trust Agreement of KeyCorp Capital X.

***4(w)	Form of Amended and Restated Trust Agreement of KeyCorp Capital X.

4(x)	Form of Capital Security Certificate for KeyCorp Capital X (included as Exhibit D to Exhibit 4(w) above).

***4(y)	Form of Guarantee Agreement for KeyCorp Capital X.

***4(z)	Certificate of Trust of KeyCorp Capital XI.

***4(aa)	Trust Agreement of KeyCorp Capital XI.

***4(bb)	Form of Amended and Restated Trust Agreement of KeyCorp Capital XI.

4(cc)	Form of Capital Security Certificate for KeyCorp Capital XI (included as Exhibit D to Exhibit 4(bb) above.

***4(dd)	Form of Guarantee Agreement for KeyCorp Capital XI.

**5(a)	Opinion of Daniel R. Stolzer, Esq. as to the validity of the securities with respect to KeyCorp.

**5(b)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital VIII.

**5(c)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital IX.

***5(d)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital X.

***5(e)	Opinion of Richards, Layton & Finger, P.A. as to the validity of the trust preferred securities, the enforceability of the trust agreement and the formation of issuer trust with respect to KeyCorp Capital XI.

*8(a)	Opinion of Squire, Sanders & Dempsey L.L.P. as to certain tax matters.

***15(a)	Acknowledgement of Ernst & Young LLP.

***23(a)	Consent of Ernst & Young LLP.

**23(b)	Consent of Daniel R. Stolzer, Esq. (Included in Exhibit (5)(a)).

23(c)	Consent of Richards, Layton & Finger, P.A. (Included in Exhibits (5)(b), (c), (d) and (e)).

*23(d)	Consent of Squire, Sanders & Dempsey L.L.P. (Included in Exhibit (8)(a)).

**24(a)	Powers of Attorney.

**25(a)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Junior Subordinated Indenture.

**25(b)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital VIII.

**25(c)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of KeyCorp Capital VIII.

**25(d)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital IX.

**25(e)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of KeyCorp Capital IX.

***25(f)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital X.

***25(g)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of Key Corp Capital X.

***25(h)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas to act as trustee under the Amended and Restated Trust Agreement of KeyCorp Capital XI.

***25(i)	Form T-1 Statement of Eligibility of Deutsche Bank Trust Company Americas under the Guarantee for the benefit of the holders of Trust Preferred Securities of Key Corp Capital XI.

*	To be filed, if necessary, by a post-effective amendment to this registration statement or incorporated by reference to a Current Report on Form 8-K in connection with an offering of securities.
**	Previously filed with this Form S-3.
***	Filed herewith.